SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2015

  iROBOT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)
001-36414		77-0259 335
(Commission File Number)		(I.R.S. Employer Identification No.)

8 Crosby Drive, Bedford, MA		01730
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (781) 430-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the iRobot Corporation Annual Meeting of Stockholders that began on May 20, 2015 and was completed on May 22, 2015 (the “Annual Meeting”), the stockholders of iRobot Corporation (the “Company”) approved the iRobot Corporation 2015 Stock Option and Incentive Plan (the “2015 Plan”), which was previously approved by the board of directors of the Company on April 1, 2015.

The maximum number of shares of the Company’s common stock authorized for issuance under the 2015 Plan is 3,100,000 shares. The 2015 Plan permits awards of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, performance shares, dividend equivalent rights and cash-based awards.

A summary of the material terms and conditions of the 2015 Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 13, 2015 (the “Proxy Statement”) and is incorporated herein by reference. Such description is qualified entirely by reference to the full text of the 2015 Plan, which is filed as Appendix A to the Proxy Statement and is incorporated by reference as Exhibit 10.1 hereto.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company considered and voted on the matters listed below. The proposals are described in detail in the Proxy Statement. The final voting results from the meeting are set forth below.

Proposal 1

Colin M. Angle, Ronald Chwang, Ph.D., and Deborah Ellinger were elected as class I members to the board of directors, each to serve for a three-year term and until his or her successor has been duly elected and qualified, or until his or her earlier resignation or removal. Michelle V. Stacy was elected as a class III member to the board of directors, to serve for a two-year term and until her successor has been duly elected and qualified, or until her earlier resignation or removal. Votes were as follows:

Name	For	Withheld	Broker Non-Votes
Colin M. Angle............	16,719,310	594,394	6,857,005
Ronald Chwang, Ph.D.	15,057,701	2,256,003	6,857,005
Deborah Ellinger..........	16,685,226	628,478	6,857,005
Michelle V. Stacy.........	17,185,993	127,711	6,857,005

Proposal 2

The appointment of the accounting firm of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the 2015 fiscal year was ratified. Votes were as follows:

For	Against	Abstentions
23,907,997	190,455	72,257

Proposal 3

The iRobot Corporation 2015 Stock Option and Incentive Plan was approved. Votes were as follows:

For	Against	Abstentions	Broker Non-Votes
14,704,087	1,801,062	808,555	6,857,005

Proposal 4

The amendments to the Company’s amended and restated certificate of incorporation to adopt majority voting standards were not approved, as the affirmative vote of 75% of the outstanding shares entitled to vote was required for approval. Votes were as follows:

For	Against	Abstentions	Broker Non-Votes
17,179,055	101,106	33,543	6,857,005

Proposal 5

The non-binding, advisory proposal to approve the compensation of our named executive officers was approved. Votes were as follows:

For	Against	Abstentions	Broker Non-Votes
15,159,954	2,077,340	76,410	6,857,005

Proposal 6
The shareholder proposal entitled “Elect Each Director Annually” was approved. Votes were as follows:

For	Against	Abstentions	Broker Non-Votes
14,424,008	2,812,741	76,955	6,857,005

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits
10.1	iRobot Corporation 2015 Stock Option and Incentive Plan (incorporated by reference to Appendix A of the Definitive Proxy Statement of iRobot Corporation filed on April 13, 2015)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iRobot Corporation

May 22, 2015	By: /s/ Glen D. Weinstein
Name: Glen D. Weinstein
Title: Chief Legal Officer and Secretary